UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004
                                                  ----------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         United States                   0-49711                 04-3693643
         -------------                  ---------                ----------
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                  660 Enfield Street, Enfield, Conncticut 06082
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          ---------------------------------------------

         On October 26, 2004, New England Bancshares, Inc., the holding company for Enfield Federal Savings and Loan Association, announced its financial results for the three and six months ended September 30, 2004. The press release announcing financial results for the three and six months ended September 30, 2004 is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
          ---------------------------------

     (a)  Financial Statements of Businesses Acquired: Not applicable

     (b)  Pro Forma Financial Information: Not applicable

     (c)  Exhibits

          Number            Description
          ------            -----------

           99.1             Press Release Dated October 26, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 26, 2004            By: /s/ Scott D. Nogles
                                       -----------------------------------------
                                       Scott D. Nogles
                                       Senior Vice President and Chief Financial
                                       Officer